UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 8, 2017

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2225 Centennial Drive
Gainesville, GA 30504
(Address and zip code of principal executive offices)

1-(888) 661-0225
(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Authentidate Holding Corp. (the “Company”) held its annual meeting of stockholders on December 8, 2017 in Gainesville, Georgia. The results of the matters voted on by the stockholders are set forth below. Only stockholders of record as of the close of business on October 24, 2017 were entitled to vote at the annual meeting.  As of the record date, 7,249,370 shares of common stock of the Company were outstanding and entitled to vote at the annual meeting.  At the annual meeting, 6,214,831 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. Set forth below are the matters acted upon by stockholders and the final voting results of each such proposal.

Proposal 1 – Election of Directors

Stockholders of the Company were asked to elect four nominees to serve on the Company’s board of directors. The following four nominees were elected to serve on the Company’s board of directors with the votes set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Hanif A. Roshan	2,717,972	563,959	2,932,900
Charles C. Lucas III	2,829,506	452,425	2,932,900
Mustafa Chagani	2,808,506	473,425	2,932,900
Varinder S. Rathore, M.D.	2,808,506	473,425	2,932,900

Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
2,730,122	528,768	23,041	2,932,900

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment of Rosenberg Rich Baker Berman and Company as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018 by the following votes:

For	Against	Abstain	Broker Non-Votes
6,158,591	39,844	16,396	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Michael J. Poelking
	Name:	Michael J. Poelking
	Title:	Chief Financial Officer
Date: December 12, 2017